UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 1, 2009

REGAN HOLDING CORP.
(Exact name of registrant as specified in its charter)
California	000-19704	68-0211359
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2090 Marina Avenue Petaluma, California 94954 (Address of principal executive offices) (707) 778-8638 (Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[   ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On December 1, 2009, Regan Holding Corp. (“Regan”), a California corporation, and The Legacy Alliance, Inc. (“Legacy Alliance”), a Delaware corporation, entered into an Agreement and Plan of Merger (“Merger Agreement”).  Pursuant to the Merger Agreement, Regan will merge with and into a newly formed Delaware corporation, Legacy Alliance, with Legacy Alliance surviving the merger (the “Reorganization”).  Legacy Alliance was formed solely for the purpose of the Reorganization and has no other assets other than the proceeds necessary to consummate the Reorganization, the principal portion of which was loaned to Legacy Alliance on an unsecured basis by two directors and officers of Regan, Lynda L. Pitts and R. Preston Pitts.  Prior to consummation of the Reorganization, Lynda L. Pitts and R. Preston Pitts will be the sole shareholders of Legacy Alliance.  The primary purpose of the Reorganization is to terminate the registration of Regan Common Stock under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) by reducing the total number of record holders from approximately 3,400 holders of Regan Common Stock to less than 300 holders of Legacy Alliance.  Such deregistration is expected to result in significant cost savings due to the termination of the public company reporting obligations.

Under the terms of the Merger Agreement, any shareholder who is the record holder of less than 4,500 shares of Regan Series A Common Stock and/or Regan Series B Common Stock (together, “Regan Common Stock”) will receive $0.10 in cash in exchange for each share of Regan Common Stock that he or she owns, and any shareholder who is the record holder of 4,500 or more shares of Regan Common Stock will receive one share of Legacy Alliance common stock (“Legacy Alliance Common Stock”) for each block of 4,500 shares of Regan Common Stock that he or she owns and $0.10 in cash per share for any remaining shares of Regan Common Stock in lieu of any fractional shares of Legacy Alliance Common Stock.  All stock options or other rights to acquire shares of Regan Common Stock held by Regan shareholders prior to the effective time of the Reorganization, including any that are unvested, will be vested pursuant to the terms of the Merger Agreement and if unexercised prior to the effective time of the Reorganization, will terminate.

The Reorganization has been unanimously approved by the boards of directors of Regan and Legacy Alliance and is subject to customary closing conditions, including the approval of Regan’s shareholders.  The directors of Regan hold, in the aggregate, approximately 51% of the outstanding shares of Regan Common Stock (on an as-converted basis).  Following the Reorganization, the officers and directors of Regan will become the officers and directors of Legacy Alliance.

The Legacy Alliance securities that will be issued in connection with the Reorganization will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), but will be issued in reliance upon the exemption contained in Section 3(a)(10) of the Securities Act.  Accordingly, consummation of the Reorganization is conditioned on Legacy Alliance obtaining a permit from the California Commissioner of Corporations to issue the Legacy Alliance Common Stock in connection with the Reorganization following a public hearing to determine the fairness of the proposed transaction pursuant to Sections 25121 and 25142 of the California Corporate Securities Law of 1968.

The foregoing description of the Reorganization and the Merger Agreement is only a summary, does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.  The representations, warranties and covenants contained in the Merger Agreement were made only for purposes of the Merger Agreement and as of specified dates, were solely for the benefit of the parties to the Merger Agreement, and may be subject to limitations agreed upon by the contracting parties.  The representations and warranties have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of Regan, Legacy Alliance or any of their respective subsidiaries or affiliates.

Additional Information and Where to Find It

In connection with the Reorganization, Regan intends to file with the Securities and Exchange Commission (the “SEC”) a proxy statement on Schedule 14A for solicitation of shareholder approval of the Reorganization.  Since the Reorganization will constitute a “going-private” transaction under Rule 13e-3 of the Exchange Act, Regan also intends to file with the SEC a Rule 13e-3 Transaction Statement on Schedule 13E-3.  Before making any voting or investment decision with respect to the Reorganization, investors and shareholders of Regan are urged to read the proxy statement and any other relevant documents carefully when they are available because they will contain important information about Regan, Legacy Alliance and the proposed Reorganization.  Investors and shareholders may obtain free copies of these documents when they become available through the SEC’s web site at www.sec.gov.  In addition, copies will be available free of charge by submitting a written request to R. Preston Pitts, President, at 2090 Marina Avenue, Petaluma, California 94954.

Participants in the Solicitation

Regan and its officers and directors may be deemed to be participants in the solicitation of proxies for the approval of the Reorganization.  Information regarding Regan’s officers and directors, including their holdings of Regan’s securities will be set forth in the proxy statement described above.  Additional information is set forth in Regan’s annual report on Form 10-K/A (Amendment No. 1), which is available through the SEC’s web site at www.sec.gov or by submitting a written request to R. Preston Pitts, President, at 2090 Marina Avenue, Petaluma, California 94954.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

2.1	Agreement and Plan of Merger, dated December 1, 2009, between Regan Holding Corp. and The Legacy Alliance, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGAN HOLDING CORP.

(Registrant)

Date: December 1, 2009

/s/ R. Preston Pitts

R. Preston Pitts

President, Chief Financial Officer and

Chief Operating Officer

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